SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 1, 2003

Date of Report (Date of Earliest Event Reported)

The China Fund, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	811-6651	000000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts (Address of Principal Executive Offices)	02110 (Zip Code)

1(888) 246-2255 (Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure.
SIGNATURES
INSIGHT NEWSLETTER

Item 9. Regulation FD Disclosure.

     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the December Insight report of the Fund’s Listed Investment Manager.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003

By:	/s/ Julie A. Tedesco

Name: Julie A. Tedesco Title: Assistant Secretary

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